The American Heritage Fund, Inc.                                 (LOGO)
Heiko H. Thieme
Chairman                                          1370 Avenue of the Americas
                                                      New York, N.Y. 10019
                                                       Tel: (212) 397-3900
                                                       Fax: (212) 397-4036


January 1997

To Our Valued Shareholders:

January has already proven to be an impressive month for the stock market, suggesting another powerful year. At the same time, the volatility seen indicates that whatever direction the market will ultimately take, it won't be smooth sailing. The direction of interest rates is crucial. If yields on 30-year Treasuries exceed the 7% level, I believe it will be highly unlikely if not impossible that the Dow Jones index can surpass the 7000-mark. However, as long as economic growth remains at a moderate pace of around 2.5% and the inflation rate under 3%, my forecast should hold true that 1997 may indeed make stock-market history whereby stock selection is key.

Our preference for The American Heritage Fund includes small and relatively unknown companies. While this strategy hurt us over the last 3 years, hopefully our patience will be rewarded. If January is any indication, 1997 should be a good one for us. The American Heritage Fund has been one of the best performing funds so far this year. However, as one swallow does not make a summer, one month does not make a year. Having been humbled for three years, we look forward to a more promising future. Being a shareholder as well as the portfolio manager, I am excited about the prospects. Thank you for your continuing trust.

With kind regards.


/s/ Heiko H. Thieme

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

                    ASSETS
Investments in securities, at
  value (cost $31,203,104)........ $ 12,502,627
Receivable for investment
  securities sold.................      285,835
Receivable for dividends and
  interest........................        7,461
Deposits with brokers for
  securities sold short...........      950,002
Other assets......................       28,394
                                   ------------
  TOTAL ASSETS.................... $ 13,774,319
                                   ------------
                  LIABILITIES
Payable for investment securities
  purchased....................... $    312,438
Payable for capital stock
  reacquired......................       54,149
Accrued advisory fees.............       14,450
Accrued expenses and other
  payables........................      145,094
                                   ------------
  TOTAL LIABILITIES............... $    526,131
                                   ------------
Commitments & Contingencies
                  NET ASSETS
Net assets (equivalent to $.56 per
  share based on 23,522,787 shares
  of capital stock outstanding)... $ 13,248,188
                                   ============
Composition of net assets:
Shares of common stock............ $    235,221
Paid in capital...................   64,318,524
Accumulated net investment loss...     (390,240)
Accumulated net realized loss on
  investments.....................  (32,214,840)
Net unrealized depreciation of
  investments.....................  (18,700,477)
                                   ------------
NET ASSETS, November 30, 1996..... $ 13,248,188
                                   ============

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
                 COMMON STOCKS 93.75%
BANKS & FINANCE - 5.88%
Auer Von Welsbach Invest
  AG*(+)                         10,000    $   579,975
Auer Von Welsbach Invest AG
  Put Wts*(+)                         1              1
Credit Depot Corp*                9,500         29,688
Kouri Capital Group Inc.
  (Restricted)*+                200,000        100,000
Olympic Financial Ltd.*           5,000         69,375
                                           -----------
                                               779,039
                                           -----------
BIOTECHNOLOGY - 32.53%
Antivirals Inc. (Restricted)*+  151,515        250,000
Antivirals Inc. Wts
  (Restricted)*+                100,000              0
Direct Therapeutics Inc.
  (Restricted)*+                160,000         48,000
Pharma Patch PLC CLA Wts
  (Restricted)*(+)+              37,500              0
Pharma Patch PLC CLB Wts
  (Restricted)*(+)+              18,750              0
Pharma Patch PLC
  (Restricted)*(+)+              52,500          6,563
Senetek PLC Sponsored ADR*(+)  2,903,000     3,810,188
Synthetic Blood International
  Inc. (Restricted)*+           750,000        195,750
Synthetic Blood International
  Inc. Wts (Restricted)*+       150,000              0
                                           -----------
                                             4,310,501
                                           -----------
CHEMICALS - 3.40%
Advanced Materials Group
  Inc.*+                        200,000        450,000
Phoenix Energy Corporation
  (Restricted)*+                480,000              0
                                           -----------
                                               450,000
                                           -----------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
COMMUNICATION & EQUIPMENT - 3.03%
American Satellite Network
  Inc. Wts*+                      6,775    $         0
C D Radio Inc.*                  40,000        140,000
FAX Broadcasting Network
  Corp*+                             44              0
Future Communications Inc.*+     60,000              0
General Instrument Corp.*        10,000        221,250
Millicom International
  Cellular S A Rights*(+)+       27,100              0
Newreach Communications Inc.
  (Restricted)*+                  3,333         17,500
Spectrum Information
  Technologies Inc.*            255,000         22,950
                                           -----------
                                               401,700
                                           -----------
COMPUTER EQUIPMENT & SOFTWARE - 7.13%
Cypress Semiconductor Corp.      20,000        245,000
Evergreen International
  Technology Inc.*(+)+          390,700         63,822
Great Bear Technology Inc.
  Wts*+                          90,000              0
Interdigital Communications
  Corp.*                         10,000         72,500
Iomega Corp.*                     7,500        169,688
Management Technologies Inc.*    95,238          5,952
Management Technologies Inc. C
  Wts*                          419,047              0
Quantum Corp.*                   14,500        387,875
                                           -----------
                                               944,837
                                           -----------

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
CONSUMER PRODUCTS - 3.52%
Alternative Distributors
  Corp.*+                       110,000    $         0
Alternative Distributors Corp.
  Units (Restricted)*+          650,000              0
Alternative Distributors Corp.
  Units (Restricted)*+         1,250,000             0
K Mart Corp.*                     5,000         55,625
Net/Tech International Inc.*+    92,500        213,906
Oakley Inc.*                      1,500         20,813
Tag Heuer International SA
  Sponsored ADR*                  1,500         21,000
TSS Ltd. Wts*                    75,000              0
Veridian Corp.*+                517,500        155,250
                                           -----------
                                               466,594
                                           -----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 4.31%
International Rectifier Corp.*   10,000        153,750
LSI Logic Corp.*                  7,500        225,938
Simtek Corp.*+                  100,000         24,000
Three-Five Systems Inc.*         13,800        167,325
                                           -----------
                                               571,013
                                           -----------
ENTERTAINMENT & LEISURE - 3.85%
B B H Exhibits Inc.
  (Restricted)*+                166,000        300,000
Gold Star International Inc.
  Units (Restricted)*(+)+         5,000         50,000
Graphix Zone Inc.*               43,998        159,493
                                           -----------
                                               509,493
                                           -----------
GOLD - 1.60%
Echo Bay Mines Ltd.(+)            5,000         30,938
Exall Resources Ltd.*(+)+       231,100         97,809
Sector Communications Inc.*     126,594         83,077
                                           -----------
                                               211,824
                                           -----------
HEALTHCARE - 0.00%
Work Recovery Services Inc CL
  B Wts*                        100,000              0
                                           -----------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
INDUSTRIAL PRODUCTS - 1.72%
American Electromedics Corp*+    80,000    $   180,000
Helpmate Robotics Inc.*          15,000         11,250
Mark Solutions Inc.*             20,000         36,250
                                           -----------
                                               227,500
                                           -----------
MEDICAL TECHNOLOGY - 18.28%
A D M Tronics Unlimited
  Inc.*+                      4,230,000        660,938
A D M Tronics Unlimited Inc.
  Wts*+                       3,750,000              0
Life Medical Sciences Inc.*      74,500        409,750
Life Medical Sciences Inc. CL
  A Wts*                         87,000        168,563
Medtrak Inc. (Restricted)*+     300,000        200,001
P D T Inc.*                      27,500        804,375
Quantech Ltd.-Minn*+            270,000        168,750
Quantech Ltd.-Minn Wts
  (Restricted)*+                250,000              0
Substance Abuse Technologies
  Inc.*                           5,000          9,371
                                           -----------
                                             2,421,748
                                           -----------
MISCELLANEOUS - 0.47%
National Child Support Inc.
  (Restricted)*+                 20,000              0
Sentech EAS Common*              40,334         61,682
                                           -----------
                                                61,682
                                           -----------
OIL, GAS AND MINERALS - 1.44%
Kaiser Aluminum Corp.*            6,000         63,750
Nord Resources Corp.*            10,000         42,500
X C L Ltd.*                     339,000         84,750
                                           -----------
                                               191,000
                                           -----------
PHARMACEUTICALS - 4.08%
Interactive Medical
  Technologies Ltd.*+           380,000         45,600
Polydex Pharmaceuticals
  Ltd.*(+)                      360,000        315,000
US Bioscience Inc.*              15,000        180,000
                                           -----------
                                               540,600
                                           -----------

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

                               Number of
                                Shares        Value
------------------------------------------------------
RETAILERS - 0.68%
Limited Inc.                      5,000    $    90,000
                                           -----------
STEEL - 0.51%
Bethlehem Steel Corp.*            7,500         67,500
                                           -----------
TRANSPORTATION AND EQUIPMENT - 1.32%
American West Airlines Inc.*      4,000         58,500
Trans World Airlines Inc.*       15,000        116,250
                                           -----------
                                               174,750
                                           -----------
TOTAL COMMON STOCKS
  (Cost $30,322,758)                       $12,419,781
                                           -----------
PREFERRED STOCKS - 0.00%
Medtrak Electronics Inc.
  (Restricted)+ (Cost $0)        30,000    $         0
                                           -----------
                               Principal
                                Amount        Value
BONDS AND NOTES - 0.17%
Alternative Dist. Corp. 6%
  Convertible Bond, due
  12/17/94 (Restricted)+          65,000             0
Alternative Dist. Corp. 6%
  Promissory Notes, due
  11/30/94 (Restricted)+         605,000             0
International Fast Food G-Bond
  9%, due 12/15/2007             150,000        22,500
                                           -----------
TOTAL BONDS AND NOTES (Cost $820,000)
                                           $    22,500
                                           -----------
SHORT TERM INVESTMENTS - 0.46%
Star Treasury Fund - 4.97%
  (Cost $60,346)                  60,346   $    60,346
                                           -----------
TOTAL SECURITIES (Cost
  $31,203,104)                             $12,502,627
                                           ===========
   *  Non-income producing
 (+)  Foreign security
   +  Illiquid security

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

INVESTMENT INCOME:
Interest..........................  $    32,691
Dividends.........................      101,077
                                    -----------
TOTAL INVESTMENT INCOME...........      133,768
                                    -----------
EXPENSES:
Investment advisory fees..........      103,780
Transfer agent fees...............       39,091
Legal fees........................       45,908
Audit fees........................       39,089
Administrative fees...............       94,621
Custodian fees....................       15,842
Fund accounting fees..............       24,742
Insurance.........................       15,910
Postage and printing expenses.....       42,335
Registration fees and expenses....       12,690
Directors' fees...................       10,000
Interest expense..................       19,031
Consulting fees...................        4,360
Rent..............................       43,647
Telephone.........................        8,772
Miscellaneous.....................        4,190
                                    -----------
TOTAL EXPENSES....................      524,008
                                    -----------
Investment loss -- net............     (390,240)
                                    -----------
Net realized loss on securities
  transactions....................     (445,116)
Net change in unrealized
  depreciation of investments.....   (4,465,500)
                                    -----------
Net loss on investments...........   (4,910,616)
                                    -----------
Net decrease in net assets
  resulting from operations.......  $(5,300,856)
                                    ===========

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------

                               FOR THE
                          SIX MONTHS ENDED      FOR THE
                          NOVEMBER 30. 1996    YEAR ENDED
                             (UNAUDITED)      MAY 31, 1996
                          -----------------   ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS:
Investment income
  (loss) -- net..........    $  (390,240)     $   (855,806)
Net realized loss on
  securities
  transactions...........       (445,116)       (8,172,888)
Net change in unrealized
  depreciation of
  investments............     (4,465,500)       13,187,053
                             -----------       -----------
Net increase/(decrease)
  in net assets resulting
  from operations........     (5,300,856)        4,158,359
Distribution to shareholders from:
  Investment income -- net...          0                 0
  Net realized gain on
    investments..........              0                 0
  Return of capital......              0                 0
Capital share
  transactions...........     (2,880,709)      (13,508,175)
                             -----------       -----------
  Net decrease in net
    assets...............     (8,181,565)       (9,349,816)
NET ASSETS:
Beginning of period......     21,429,753        30,779,569
                             -----------       -----------
End of period............    $13,248,188      $ 21,429,753
                             ===========       ===========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996
                                  (Unaudited)
---------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The American Heritage Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors, or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, and net realized and long-term capital gains, after provision for carryover losses, if any, after the end of the fiscal year.

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996
                           (Continued) - (Unaudited)
---------------------------------------------------------
NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100,000,000 average net asset value, and 1% of such value on any additional net assets, computed daily and payable monthly. For the six months ended November 30, 1996 AHMC received $103,780 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors and Chief Executive Officer. Heiko
H. Thieme is the Chairman of the Board of Directors and Chief Executive Officer of AHMC, of which he owns 90% of the outstanding shares. Richard K. Parker is the Fund's President and a Director and also owns 10% of the outstanding shares of AHMC and is its President and a Director. In addition, Mr. Parker is a Managing Director of Bear, Stearns & Co. Inc.

During the six months ended November 30, 1996, the Fund paid brokerage commissions of $39,831 to Bear, Stearns & Co. Inc. During the six months ended November 30, 1996, the Fund paid brokerage commissions of $194,084 to Thieme Securities, Inc. of which Mr. Thieme is the owner. Bear, Stearns & Co. Inc. and Thieme Securities, Inc. are not otherwise associated with AHMC and are not responsible for any of the investment advice rendered to the Fund by AHMC, Mr. Parker, or Mr. Thieme.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. During the six months ended November 30, 1996 the Fund reimbursed AHMC $43,647 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $94,621 for the six months ended November 30, 1996.

NOTE 3. INVESTMENTS

For the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $36,552,973 and $40,108,679, respectively. The gross unrealized appreciation for all securities totaled $853,066 and the gross unrealized depreciation for all securities totaled $19,553,543 or a net unrealized depreciation of $18,700,477. The aggregate cost of securities for federal income tax purposes at November 30, 1996 was $31,242,876.

Net loss on investments for the six months ended November 30, 1996 was $445,116. That amount represents the net decrease in value of investments held during the period. The components are as follows:

Long transactions                     $(400,338)
Short sale transactions                 (44,778)
                                      ---------
                                      $(445,116)
                                      =========

There were no option transactions during the six months ended November 30, 1996.

NOTE 4. RESTRICTED AND OTHER ILLIQUID SECURITIES

Investments in restricted securities are valued at fair value as determined in good faith by the Board of Directors or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996
                           (Continued) - (Unaudited)
---------------------------------------------------------
absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933 and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

The Fund believes that at November 30, 1996 securities representing approximately 23% of the Fund's net assets were not liquid.

The Fund's restricted securities as of November 30, 1996 consisted of the following:

                       ACQUISITION   NUMBER OF   TOTAL COST OF   CARRYING
    NAME OF ISSUE         DATE      SHARES HELD    HOLDINGS       VALUE
----------------------     ---       --------       ------         ---
Alternative
 Distributors Corp.
 Units                   11/22/93    1,250,000       250,000    $        0
Alternative
 Distributors Corp.
 Units                    9/10/93      650,000        65,000             0
Alternative
 Distributors Corp. 6%
 Conv. Bond              12/16/93       65,000        65,000             0
Alternative
 Distributors Corp. 6%
 Promissory Note          1/14/94      605,000       605,000             0
Antivirals Inc.           7/29/93      151,515       250,000       250,000
Antivirals Inc. - Wts     7/29/93      100,000             0             0
BBH Exhibits, Inc.        1/28/94      166,000       300,000       300,000
Direct Therapeutics
 Inc.                     5/12/93      160,000        48,000        48,000
Gold Star Int'l Inc. -
 Units                   12/31/93        5,000       500,000        50,000
Kouri Capital Group
 Inc.                     7/30/93          200     4,000,000       100,000
Medtrak Inc.              2/25/94      300,000       500,000       200,000
Medtrak Inc. Pf.          2/25/94       30,000             0             0
National Child Support
 Inc.                     6/09/93       20,000       100,000             0
Newreach
 Communications Inc       4/28/93        3,333       100,000        17,500
Pharma Patch PLC          7/14/93       52,500       210,000         6,563
Pharma Patch PLC-Cl A
 Wts                      7/14/93       37,500             0             0
Pharma Patch PLC-Cl B
 Wts                      7/14/93       18,750             0             0
Phoenix Energy Corp.      6/03/93      480,000       400,000             0
Quantech Ltd. - Minn
 Wts                      7/01/93      250,000             0       125,000
Synthetic Blood
 International, Inc.      2/28/94      750,000       187,500       195,750
Synthetic Blood
 International, Inc. -
 Wts                      2/28/94      150,000             0             0
                                                                ----------
 TOTAL AGGREGATE CARRYING VALUE                                 $1,292,813
                                                                ==========
 PERCENT OF FUND'S NET ASSETS                                         9.8%

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996
                           (Continued) - (Unaudited)
---------------------------------------------------------
NOTE 5. CAPITAL SHARE TRANSACTIONS

As of November 30, 1996, the total par value and paid in capital totaled $64,553,745.

                    FOR THE SIX MONTHS             FISCAL YEAR ENDED
                  ENDED NOVEMBER 30, 1996            MAY 31, 1996
                 -------------------------    ---------------------------
                   SHARES        AMOUNT         SHARES          AMOUNT
                 ----------    -----------    -----------    ------------
Shares sold         420,628    $   255,030      4,786,024    $  3,229,030
Shares issued
 in
 reinvestment
 of dividends             0              0              0               0
Shares redeemed  (5,045,932)    (3,135,739)   (25,649,612)    (16,737,205)
                 ----------    -----------    ------------   -------------
Net decrease     (4,625,304)   $(2,880,709)   (20,863,588)   $(13,508,175)
                 ==========    ===========    ============   =============

NOTE 6. BANK LOANS

The Fund has a demand secured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. On November 30, 1996, there was no outstanding balance. Total interest paid on the credit line during the six months ended November 30, 1996 totaled $19,031.

NOTE 7. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others who acquired the Fund's shares from July 1, 1993 through July 30, 1994 brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K. Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The Fund had approximately 21.6 million outstanding shares as of January 14, 1997. The amount of outstanding shares of the Fund has been rapidly diminishing since early 1994.

The Complaint alleged that certain registration statements and prospectuses of the Fund did not disclose certain risks involving the Fund's investments in restricted securities and companies having small capitalizations and which lack significant operating histories or established products and that the Fund invests significant amounts of money in such companies based "merely" on an interview between the company's executives and Mr. Thieme and a review of the companies' financial statements or products. The Complaint also alleged that certain assets of the Fund were overvalued. On September 11, 1995, the Court, in ruling on the Fund's Motion to Dismiss, dismissed the Complaint. The Court's Order permitted the Plaintiff to move the Court for leave to file an amended complaint limited to claims relating to the Fund's investments in restricted and other illiquid securities.

On July 11, 1996, the Court issued an Order permitting the Plaintiff to file an amended complaint. The amended complaint alleges that certain registration statements and prospectuses of the Fund failed to disclose certain risks regarding the Fund's investments in illiquid securities and that the Fund invested in illiquid securities in concentrations which exceeded the Fund's own investment restrictions and that the Fund improperly valued its illiquid securities. The amended complaint also alleges that the other defendants breached their fiduciary duties in connection with the Fund's investments in and valuation of illiquid securities and by the receipt of AHMC of substantial compensation for investment advice and that the Fund breached its own limitations with respect to illiquid securities and that the Fund changed investment policies without obtaining a shareholder vote.

The Fund, after conferring with its special counsel, has continued to conclude that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, the Fund has not established a reserve for potential losses other than the expense of its defense. The Fund intends to vigorously defend the action.

The Plaintiff is seeking recision or compensatory damages and pre-judgment interest thereon and the costs

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996
                           (Continued) - (Unaudited)
---------------------------------------------------------
and expense of the litigation and such other and further relief as the Court may deem just and proper. The Fund's officers and directors are entitled to be indemnified by the Fund to the full extent permitted by law.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action is based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000 plus interest. Such obligation of KCG was personally guaranteed by Pentti Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund is seeking a recovery in the amount of $4,400,000 plus interest. The defendants have denied the substantive allegations of the Complaint and have asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, has concluded that the substantive allegations of the counterclaims are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, the Fund has not established a reserve for potential losses other than the expense of its defense of the counterclaims.

The Fund has borne all expenses related to the above litigation which at November 30, 1996 totaled $194,237.

NOTE 8. OTHER

At November 30, 1996, the Fund had net capital loss carryforward of approximately $31,690,000 expiring in 2003 and 2004, and net operating loss carryforwards of approximately $1,175,000, which begin to expire in 1997 through 2012.

NOTE 9. SUBSEQUENT EVENTS

The Fund has continued to experience significant net redemptions of its outstanding shares subsequent to November 30, 1996. The total of net redemptions from December 1, 1996 to January 20, 1997 was approximately $1,086,000.

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
           FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                 FOR THE SIX
                                MONTHS ENDED                       FOR THE FISCAL YEARS ENDED MAY 31,
                              NOVEMBER 30, 1996   --------------------------------------------------------------------
                                 (UNAUDITED)         1996          1995           1994          1993          1992
                              -----------------   -----------   -----------   ------------   -----------   -----------
Net asset value, beginning
  of period.................     $       .76      $       .63   $      1.19   $       1.42   $      1.15   $      1.12
Income from investment
  operations:
Net investment income
  (loss)....................            (.01)            (.02)          .06            .19          (.01)         1.07
Net gains or (losses) on
  securities (both realized
  and unrealized)...........            (.19)             .15          (.48)          (.35)          .36          (.66)
                                 -----------      -----------   -----------    -----------   -----------   -----------
  Total from investment
    operations..............            (.20)             .13          (.42)          (.16)          .35           .41
Less distributions:
Dividends (from net
  investment income)........              --               --           .07             --           .08           .16
Distributions (from capital
  gains)....................              --               --            --            .07            --           .22
Tax return of capital
  distribution..............              --               --           .07             --            --            --
                                 -----------      -----------   -----------    -----------   -----------   -----------
  Net asset value, end of
    period..................     $       .56      $       .76   $       .63   $       1.19   $      1.42   $      1.15
                                 ===========      ===========   ===========    ===========   ===========   ===========
  Total return..............        (45.62)%*          20.63%      (38.37)%       (12.49)%        32.89%        42.49%
Net assets, end of period...     $13,248,188      $21,429,753   $30,779,569   $101,036,392   $69,498,156   $26,543,132
Ratio of expenses to average
  net assets................           6.33%*           6.25%         3.69%          2.41%          2.1%          2.2%
Ratio of net income (loss)
  to average net assets.....         (4.71)%*         (3.53)%         6.55%          3.40%        (.46)%        21.50%
Portfolio turnover rate.....            229%             606%          620%           434%          278%          776%
Average commission per
  share.....................     $     .0911            .0866           N/A            N/A           N/A           N/A

* Annualized
N/A - Disclosure not applicable to prior periods

   The accompanying notes are an integral part of these financial statements.

LOGO
               THE
               AMERICAN
               HERITAGE
               FUND, INC.
-------------------------------------------------------------------
               SEMI-ANNUAL
               REPORT

               November 30, 1996

 This report and the financial
 statements contained herein are
 submitted for the general information
 of shareholders and are not authorized
 for distribution to prospective
 investors unless preceded or
 accompanied by an effective
 prospectus. Nothing herein contained
 is to be considered an offer of sale
 or solicitation of an offer to buy
 shares of The American Heritage Fund,
 Inc. Such offering is made only by
 prospectus, which includes details as
 to offering price and other material
 information.

THE AMERICAN HERITAGE FUND, INC.

1370 Avenue of the Americas
New York, NY 10019

ADDRESS CORRECTION REQUESTED